                                                                      Exhibit 24

                               POWER OF ATTORNEY

  We, the undersigned, hereby severally constitute and appoint John F. O'Brien, John F. Kelly and Edward J. Parry III, and each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in each of our names and in any and all capacities, Form 10-K of Allmerica Financial Corporation (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.

            Signature                               Title                      Date
            ---------                               -----                      ----
     /s/ John F. O'Brien
---------------------------------------
     John F. O'Brien                       Director, President and CEO         1/29/98


     /s/ Edward J. Parry III
---------------------------------------
     Edward J. Parry III                   Vice President, CFO, Treasurer      1/29/98
                                           and Principal Accounting Officer

     /s/ Michael P. Angelini
---------------------------------------
     Michael P. Angelini                   Director                            1/29/98


     /s/ Gail L. Harrison
---------------------------------------
     Gail L. Harrison                      Director                            1/29/98


     /s/ Robert P. Henderson
---------------------------------------
     Robert P. Henderson                   Director                            1/29/98


     /s/ M Howard Jacobson
---------------------------------------
     M Howard Jacobson                     Director                            1/29/98


---------------------------------------
     J. Terrence Murray                    Director                            1/29/98


     /s/ Robert J. Murray
---------------------------------------
     Robert J. Murray                      Director                            1/29/98


     /s/ John L. Sprague
---------------------------------------
     John L. Sprague                       Director                            1/29/98


     /s/ Robert G. Stachler
---------------------------------------
     Robert G. Stachler                    Director                            1/29/98

      /s/ Herbert M. Varnum
---------------------------------------
     Herbert M. Varnum                     Director                           1/29/98


     /s/ Richard Manning Wall
---------------------------------------
     Richard Manning Wall                  Director                           1/29/98


                                      65